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                                                                  EXHIBIT 23.2


                       CONSENT OF INDEPENDENT AUDITORS


        As independent auditors, we hereby consent to the use of our reports and to the reference to our firm under the caption "Experts" included in or made a part of this registration statement.



                                        /s/ ARSEMENT, REDD & MORELLA L.L.C

                                            ARESEMTN, REDD & MORELLA L.L.C.

May 19, 1997